Exhibit 10.16

Proxy Agreement and Power of Attorney

Proxy Agreement and Power of Attorney

This Proxy Agreement and Power of Attorney (the “Agreement”) is entered into on August 31, 2020 by and among the following parties:

(1)	Shanghai Yiqi Zuoye Information Technology Co., Ltd. (“WFOE”), a wholly foreign owned enterprise incorporated subject to the laws of the People’s Republic of China (“PRC”);

(2)	Beijing Xiaofeng Online Technology Co., Ltd. (“Company”), a limited liability company incorporated subject to the PRC laws;

(3)	Fuqiang Wang, a PRC citizen (PRC ID Card No.: [***]);

(4)	Dongwei Xiao, a PRC citizen (PRC ID Card No.: [***])

(5)	Bolei Yao, a PRC citizen (PRC ID Card No.: [***]) (together with Fuqiang Wang and Dongwei Xiao, collectively as the “Existing Shareholders”).

Each of the above WFOE, the Company, and the Existing shareholders, hereinafter individually referred to as a “Party”, and collectively the “Parties”.

Recitals

(A)	WHEREAS, the Existing Shareholders totally hold 100% equity of the Company.

(B)

WHEREAS, an Exclusive Management Services and Business Cooperation Agreement was entered into by and among the WFOE and the Company on August 31, 2020 (the “Exclusive Management Services and Business Cooperation Agreement”) under which the Company shall pay service costs to the WFOE regarding certain services to be provided by the WFOE.

(C)	WHEREAS, an Equity Interest Pledge Agreement was entered into by and among the WFOE, the Company and the Existing Shareholders on August 31, 2020 (the “Equity Interest Pledge Agreement”).

(D)	WHEREAS, an Exclusive Call Option Agreement was entered into by and among the WFOE, the Company and the Existing Shareholders on August 31, 2020 (the “Exclusive Call Option Agreement”).

The parties intend to agree regarding the exercise of shareholders’ rights by the WFOE by proxy and on behalf of the Existing Shareholders for the purpose of ensuring the WFOE’s lawful rights under the Exclusive Management Services and Business Cooperation Agreement and the Exclusive Call Option Agreement. THEREFORE, the Parties agree as below:

Agreement

Section 1

The Existing Shareholders hereby irrevocably authorize the WFOE (the “Agent”, including any substitute agent hereunder) to exercise any and all rights under the applicable laws and regulations and the articles of association of the Company regarding the equity of the Company held by the Existing Shareholders, including but not limited to the following rights (collectively, the “Existing Shareholders’ Rights”):

(a)	to convene and attend at the shareholders’ meetings of the Company;

Proxy Agreement and Power of Attorney

(b)	to execute and deliver any written resolutions in the name and on behalf of the Existing Shareholders;

(c)

to vote, personally or by sending a representative(s), regarding any matters discussed by the shareholders’ meetings, including but not limited to, sales, transfer, mortgage, pledge, hypothecation or otherwise disposal of any or all of the assets of the Company;

(d)	to sell, transfer, pledge, hypothecate or otherwise dispose any or all of the equity in the Company;

(e)	if necessary, to nominate, appoint or remove from office any of the director(s) or supervisor(s) of the Company;

(f)	to supervise the operating performance of the Company;

(g)	to lawfully consult the resolutions and records of the shareholders’ meetings and the BOD meetings, and financial accounting statements and financial information of the Company from time to time;

(h)

when any interest of the Company or the Existing Shareholders is harmed by any acts or omissions of any directors or senior executives of the Company, to institute a lawsuit of the Existing Shareholders or take any other legal action against such directors or senior executives.

(i)

to approve the annual budget or declare dividends, and to exercise the rights to dividends, the rights to obtain remaining property after the liquidation of the Company, and other rights to, in or of operations of the Company, owned by the Existing Shareholders under the laws and regulations and the articles of association of the Company.

(j)

Upon any liquidation or dissolution of the Company, to compose the liquidation group subject to the provisions of laws and the articles of association of the Company and legally exercise the powers owned by the liquidation group during the liquidation period, including but not limited to administrating assets of the Company;

(k)	to submit any documents on behalf that are needed to be submitted by the Existing Shareholders to the competent governmental authorities; and

(l)	Any other rights or powers conferred to the Existing Shareholders under the articles of association of the Company or applicable laws and regulations.

The Existing Shareholders agree that the WFOE shall have the right of re-authorization, to delegate the handling of the matters under Section 1 above to any other party. The Existing Shareholders further agree and undertake that without the WFOE’s prior written consent, the Existing Shareholders shall not exercise any of the Existing Shareholders’ rights.

Section 2

The WFOE agrees to accept the aforesaid delegation and to be the Agent. The WFOE shall fully have the right to decide, at its sole discretion, to appoint one or more substitute agent to exercise any or all of its rights hereunder. The WFOE also have the right to decide, at its sole discretion, to withdraw the appointment of such substitute agents. No prior notification to, or consent or instruction from, the Company or the Existing Shareholders is required regarding the WFOE’s appointment or withdrawal above.

Proxy Agreement and Power of Attorney

Section 3

The Company and the Existing Shareholders confirm, acknowledge and agree the Agent to exercise any or all of the Existing Shareholders’ rights on behalf of the Existing Shareholders. The Company and the Existing Shareholders further confirm and acknowledge that any acts or decisions already or to be committed or made, and any instruments or documents already or to be executed, by the Agent will be deemed to be the acts or decisions committed or made by the Existing Shareholders themselves and the instruments or documents executed by the Existing Shareholders themselves, being of equal legal force.

Section 4

(a)

The Existing Shareholders hereby agree that in case any of the Existing Shareholders has any increased equity in the Company, whether or not such increase is caused by increasing contributions, any of such increased equity of the Existing Shareholders shall be bound by this Agreement and the Agent shall have the right to exercise the Existing Shareholders’ Rights under Section 1 above on behalf of the Existing Shareholders; and similarly, in case any person obtain any equity of the Company, whether or not by voluntary transfer, or transfer by operation of law, by involuntary auction or by any other method, such equity obtained by such assignee shall also be bound by this Agreement and the Agent shall have the right to continuously exercise the Existing Shareholders’ Rights under Section 1 above.

(b)

The Existing Shareholders will provide sufficient assistance regarding the exercise by the Agent of the Existing Shareholders’ Rights, including, if necessary (for example, to satisfy the requirements of governmental authorities for examination, submission and filing documents, or requirements under the laws or regulations, normative documents, the articles of association of the Company or other decrees or orders of governmental authorities), timely execution of certain legal documents including but not limited to the resolutions of the shareholders’ meetings of the Company made by the Agent, or the powers of attorney with specific authorization scope (if required by the applicable laws and regulations or articles of association or other normative documents). The Existing Shareholders irrevocably agree that upon proposition by the Agent of any written request for exercise of any Existing Shareholders’ Rights, the Existing Shareholders shall, after receipt of such written requirement and subject to the provisions of such requirements, take action within the timeframe provided by such written requirements, to satisfy the Agent’s requirements for its exercise of the Existing Shareholders’ Rights.

(c)

To avoid doubt, in case any of the Existing Shareholders need to transfer any equity to the WFOE or any of its affiliates pursuant to any Exclusive Call Option Agreement or Equity Interest Pledge Agreement (including any subsequently amended agreements) to which such Existing Shareholder is a party and under which the WFOE or any person nominated by the WFOE is the beneficiary, the Agent shall have the right to execute the equity transfer agreements and other related agreements, and perform all of the obligations under the Exclusive Call Option Agreement and the Equity Interest Pledge Agreement, on behalf of the Existing Shareholders. The Existing Shareholders shall sign any documents and affix the public seals and/or chops, and take any other necessary contractual action, as requested by the WFOE, so as to complete the aforesaid equity transfer. The Existing Shareholders shall ensure the completion of such equity transfer and procure the execution of an agreement of contents substantially similar to this Agreement between any assignees and the WFOE.

Section 5

The Existing Shareholders further agree and undertake to the WFOE that if the Existing Shareholders receive, due to the equity of the Company they hold, any dividends, interests, capital allocations in any form, remaining assets after liquidation, or revenue or consideration arising out of equity transfer, the Existing Shareholders shall, to the extent permitted by law, gift to the WFOE free of charge or compensation all of such dividends, interests, capital allocations, remaining assets after liquidation, revenue and consideration.

Proxy Agreement and Power of Attorney

Section 6

The Existing Shareholders hereby authorize the Agent to exercise, at its sole discretion, the Existing Shareholders’ Rights, without obtaining any oral or written instructions from the Existing Shareholders. The Existing Shareholders undertake to approve and recognize any lawful acts committed by, or committed by the Existing Shareholders as procured by, and subject to this Agreement, the Agent or any substitute agents it appoints.

Section 7

Each of the Parties warrants and represents to the other Parties as below:

(a)

He, she or it is a PRC citizen and legal person entity incorporated subject to PRC laws, and has the capacity for rights and conducts regarding execution, delivery and performance of this Agreement, and may independently act as a litigation party.

(b)

If it is a legal person, it has passed all necessary internal procedures for execution, delivery and performance of this Agreement and has obtained all necessary internal and external authorizations and approvals.

(c)	This Agreement, upon being signed, shall or will constitute lawful, valid and binding obligations and may be enforced pursuant to its terms.

(d)

Its execution or delivery of this Agreement or performance of its obligations hereunder will not: (i) result in breach of any applicable PRC laws, regulations, judgments, awards, governmental authorizations, approvals or any other governmental orders, (ii) be in conflict with the Company’s memorandum of association or articles of association or other organizational documents (if it is a legal person), or (iii) result in breach of, or constitute a default under, any contracts or documents it enters into or which have binding force upon it.

The Existing Shareholders and the Company further undertake that the Existing Shareholders are the legal shareholders of the Company as per the industrial and commercial registration and recorded in the shareholders’ register. There are no any third party rights upon or in the Existing Shareholders’ Rights except those set forth in this Agreement, the Equity Interest Pledge Agreement and the Exclusive Call Option Agreement. Pursuant to this Agreement, the Agent may fully and sufficiently exercise the Existing Shareholders’ Rights under the then currently effective articles of association of the Company.

Section 8

In the event that any party fails to perform any of its obligations hereunder or that any of its representations or warranties hereunder is essentially inaccurate or incorrect, such party shall be in default of this Agreement and shall compensate all losses suffered by the other parties due to its breach of this Agreement. This Section shall survive the amendment, cancellation or termination of this Agreement.

Proxy Agreement and Power of Attorney

Section 9

This Agreement shall enter into force on the execution date set forth herein after being officially signed by the authorized representatives of the Parties hereto and shall be continuously effectively during the existence of the Company, , and the Parties agree and confirm that the force of this Agreement shall be retroactive to March 28, 2020. Without the WFOE’s prior written consent, the Parties shall have no right to make any amendments to this Agreement, to transfer to any third party of its rights or obligations hereunder, or to terminate this Agreement or withdraw the appointment of the Agent. Notwithstanding the foregoing provisions, the WFOE may unilaterally terminate this Agreement at its sole discretion and unconditionally by notifying the Existing Shareholders and the Company in writing ten (10) days in advance from time to time, without separately obtaining consent from the other Parties regarding such transfer and without assumption of any liability.

This Agreement shall be legally binding upon each Party’s assignees and successors whether or not the transfer of such rights or obligations is caused by acquisition, reorganization, succession, transfer, assignment or any other reason.

In the event that any of the Existing Shareholders discontinues to own any equity of the Company, it shall be deemed that such Existing Shareholder shall discontinue to be a party to this Agreement. In the event that any third party becomes a shareholder to this Company, the Company and all then currently existing shareholders shall try their best efforts to procure such third party to execute appropriate legal documents to become one of the Existing Shareholders hereunder as soon as possible, and shall procure that it will execute a power of attorney of contents consistent with this Agreement.

Section 10

The Parties hereby acknowledge that any and all oral or written communications regarding this Agreement shall be confidential information. Each Party shall keep confidential all of the aforesaid information, and without written consent from the other Parties, shall not disclose to any third party any related information except the information that: (a) has entered or will enter the public domain for any reason except as being publicly disclosed by the receiving party, (b) is disclosed subject to the applicable laws or regulations or stock exchange requirements, or (c) that has to be disclosed by any Party to its legal counsels or financial consultants with respect to the transactions contemplated hereunder who must be bound by the obligations of confidentiality similar to those under this paragraph. In case any employee or agency employed by any Party discloses any confidential information, it shall be deemed that such Party discloses such confidential information and shall bear the breach of contract liability accordingly. The provisions under this paragraph shall survive the termination of this Agreement for any reason.

Section 11

Any notices or other communications hereunder issued by any Party shall be made in English or Chinese and may be sent by personal delivery, registered mail with prepaid postage or recognized express mail service or by facsimile to the recipient addresses specified by the relevant Parties from time to time. It shall be deemed that the notice has been actually delivered (a) if by personal delivery, on the date of personal delivery, (b) if by mail, on the tenth day after the registered air mail with prepaid postage is posted (subject to the postmark date), or on the fourth day after delivered to the express mail service, or (c) if by facsimile, at the receiving time indicated on the transmission confirmation slip of the corresponding documents.

The addresses of the Parties are listed below for the purpose of notification:

To the WFOE:

Address: [***]

Recipient: Chang Liu

Telephone: [***]

Proxy Agreement and Power of Attorney

To the Existing Shareholders:

Address: [***]

Recipient: Fuqiang Wang

Telephone: [***]

To the Company:

Address: [***]

Recipient: Fuqiang Wang

Telephone: [***]

Any Party may send a notice to the other Parties pursuant to this Section to change its recipient address of notification from time to time.

Section 12

This Agreement shall constitute the entire agreement regarding the subject matters herein entered into by and among the Parties hereto.

Section 13

The execution, validity, interpretation, performance, amendment and termination of this Agreement and the settlement of any dispute hereunder shall be governed by PRC laws.

Section 14

Any disputes arising out of or in connection with this Agreement shall be submitted to China International Economic and Trade Arbitration Commission to be arbitrated in accordance with its arbitration rules effective upon application for arbitration. The arbitration award shall be final and binding upon all Parties. The place of arbitration shall be Beijing. Except for the portions submitted for arbitration, the other portions of this Agreement shall continue to be valid. The validity of this Section shall not be affected whether this Agreement is amended, cancelled or terminated.

Section 15

In case any provision hereunder is deemed to be invalid or unenforceable due to inconsistency with any applicable laws, such provision shall be invalid or unenforceable to the extent such law is applicable, and the validity, legality or enforceability of the other provisions hereunder shall not be affected. The Parties shall, through good faith negotiations, try to replace such invalid, illegal or unenforceable provisions with an effective provision that is legally permitted and satisfies the Parties’ expectation to greatest extent, and the economic results caused by such effective provisions shall be similar to the economic results caused by such invalid, illegal or unenforceable provision as far as possible.

Section 16

Any Party may waive the terms or conditions of this Agreement provided that such waiver is made in writing and has been signed by the Parties. The waiver by any Party regarding the other Parties’ default under certain circumstance shall not be deemed to be a waiver of similar defaults under other circumstances.

Section 17

This Agreement is made by the Parties in four (4) originals of equal legal force, one (1) for each Party. This Agreement may be signed through one or more counterparts.

Proxy Agreement and Power of Attorney

Section 18

In case the U.S. Securities and Exchange Commission or other regulatory agencies propose any amendment comments toward this Agreement, or in case there is any change to the listing rules or related requirements of the U.S. Securities and Exchange Commission related to this Agreement, the Parties shall amend this Agreement accordingly.

[The following is the signature page(s)]

Proxy Agreement and Power of Attorney

In witness thereof, the Parties cause this Agreement to be signed on the date first written above.

Shanghai Yiqi Zuoye Information Technology Co., Ltd.

Seal: (Public Seal) /s/ Shanghai Yiqi Zuoye Information Technology Co., Ltd.

By: /s/ Chang Liu
Authorized Representative: Chang Liu

Beijing Xiaofeng Online Technology Co., Ltd.
Seal: (Public Seal) /s/ Beijing Xiaofeng Online Technology Co., Ltd.

By: /s/ Fuqiang Wang
Authorized Representative: Fuqiang Wang

Fuqiang Wang

By: /s/ Fuqiang Wang

Dongwei Xiao

By: /s/ Dongwei Xiao

Bolei Yao

By: /s/ Bolei Yao

Proxy Agreement and Power of Attorney

Power of Attorney

I, Fuqiang Wang, a citizen of the People’s Republic of China (“PRC”) with the ID Card number being [***], holding 50% of all the registered capital of Beijing Xiaofeng Online Technology Co., Ltd. (the “Company”) (“My Equity”) which corresponds RMB 500,000 of the registered capital of the Company, hereby irrevocably authorize Shanghai Yiqi Zuoye Information Technology Co., Ltd. (the “WFOE”) to exercise the following rights and powers regarding My Equity during the effective term of this Power of Attorney:

The WFOE or any person(s) nominated by the WFOE (the “Agent”) is hereby authorized as my sole agent and attorney-in-fact to act on behalf of me at his, her or its own will regarding all matters in connection with My Equity, including but not limited to (1) to propose convention of shareholders’ meetings pursuant to the articles of association of the Company, and to execute and deliver any written resolutions in the name and on behalf of me; (2) to vote, personally or by sending a representative(s), regarding any matters discussed by the shareholders’ meetings, including but not limited to, sales, transfer, mortgage pledge, hypothecation or otherwise disposal of any or all of the assets of the Company; (3) to sell, transfer, pledge, hypothecate or otherwise dispose any or all of the equity in the Company; (4) if necessary, to nominate, appoint or remove from office any of the director(s) or supervisor(s) of the Company; (5) to supervise the operating performance of the Company; (6) to lawfully consult the resolutions and records of the shareholders’ meetings and the BOD meetings, and financial accounting statements and financial information of the Company from time to time; (7) when any interest of the Company or its shareholders is harmed by any acts or omissions of any directors or senior executives of the Company, to institute a lawsuit of the Existing Shareholders or take any other legal action against such directors or senior executives; (8) to approve the annual budget or declare dividends, and to exercise the rights to dividends, the rights to obtain remaining property after the liquidation of the Company, and other rights to, in or of operations of the Company, owned by me as one of the shareholders of the Company under the laws and regulations and the articles of association of the Company; (9) upon any liquidation or dissolution of the Company, to compose the liquidation group subject to the provisions of laws and the articles of association of the Company and legally exercise the powers owned by the liquidation group during the liquidation period, including but not limited to administrating assets of the Company; (10) to submit any documents on behalf that are needed to be submitted by me as one of the shareholders of the Company to the competent governmental authorities; and (11) Any other rights or powers conferred to me as one of the shareholders of the Company under the articles of association of the Company or applicable laws and regulations.

Without limiting the generality of the powers granted under this Power of Attorney, the Agent shall have the rights, powers and authority under this Power of Attorney to authorize a representative(s) to execute on behalf of me the transfer agreement(s) (when I am required to be a party thereto) described in the Exclusive Call Option Agreement and to perform the terms of the Equity Interest Pledge Agreement and the Exclusive Call Option Agreement which are executed on the same day of this Power of Attorney and to which I am a party.

Within the effective term of this Power of Attorney and subject to any restrictions imposed by PRC laws, I undertake that after I obtain any dividends, interests or capital allocations in any form, due to the equity of the Company they hold, remaining assets after liquidation, or revenue or consideration arising out of equity transfer, I will gift to the WFOE or any entity nominated by the WFOE free of charge or compensation all of such dividends, interests, capital allocations, remaining assets after liquidation, revenue and consideration.

Proxy Agreement and Power of Attorney

Any and all acts committed by the Agent in connection with My Equity shall be deemed to be my own acts, and any and all documents executed by the Agent in connection therewith shall be deemed to be executed by myself. The Agent, upon committing the foregoing acts, may act per its own intent, without firstly obtaining my consent, and I hereby recognize and approve such the Agent’s such acts and/or documents. I hereby confirm that under any circumstance, the Agent shall not be required to bear any liability, or make any economic compensation, in connection with its exercise of my equity above. And I agree to compensate and hold harmless the WFOE against any and all losses suffered by or that may be suffered by the WFOE arising out of or in connection with its appointment of the Agent, including but not limited to any losses resulting from any proceedings, recovery, arbitrations or claims instituted by any third party or from any administrative investigation or punishment by any governmental authority.

The WFOE shall have the right to re-authorize, or assign to, any other persons with its rights related to the foregoing matters, without firstly notifying me or obtaining my consent.

Under the premises that I am one of the shareholder(s) to the Company, this Power of Attorney shall be continuously effective as of the date of being executed and cannot be withdrawn, unless otherwise instructed by the WFOE. Once the WFOE notify me in writing to terminate part or all of this Power of Attorney, I will promptly withdraw all rights, powers granted to the WFOE herein, and will promptly execute a power of attorney with the format same with that of this Power of Attorney to grant to any other person(s) nominated by the WFOE the rights, powers same with the contents of this Power of Attorney.

During the effective term of this Power of Attorney, I hereby waive, and will not exercise on my own, any and all rights and powers related to My Equity that have been granted to the Agent under this Power of Attorney.

I will provide, and will procure the Company to provide, sufficient assistance regarding the exercise by the Agent of My Equity above, including, if necessary (for example, to satisfy the requirements of governmental authorities for examination, submission and filing documents), timely execution of the shareholders’ meetings of the Company, or other legal documents, made by the Agent, and procuring the Agent to have the right to access any all information related to the Company’s operations, business, customers, finance, employees, et cetera and to consult the Company’s relevant materials, et cetera.

In case at any time during the effective term of this Power of Attorney, the granting or exercise of My Equity above cannot be realized for any reason other than my default on any provisions of this Power of Attorney, the Parties shall promptly seek the substitute solutions closest to those provisions that cannot be realized and if necessary, execute an amendment(s) to modify or adjust the terms of this Power of Attorney, so as to ensure continuous realization of the purposes of this Power of Attorney.

This Power of Attorney shall be retroactive to March 28, 2019. This Power of Attorney shall supersede any and all undertakings, memorandums of understandings, agreements and/or other documents regarding the subject matters under this Power of Attorney.

[The following is the signature page(s)]

Proxy Agreement and Power of Attorney

Name: Fuqiang Wang

By:	/s/ Fuqiang Wang

August 31, 2020

Witnessed By:  /s/ Jinyang Hu

Name: Jinyang Hu

August 31, 2020

Proxy Agreement and Power of Attorney

Power of Attorney

I, Dongwei Xiao, a citizen of the People’s Republic of China (“PRC”) with the ID Card number being [***] , and a holder of 30% of all the registered capital of Beijing Xiaofeng Online Technology Co., Ltd. (the “Company”) (“My Equity”) which corresponds RMB 300,000 of the registered capital of the Company, hereby irrevocably authorize Shanghai Yiqi Zuoye Information Technology Co., Ltd. (the “WFOE”) to exercise the following rights and powers regarding My Equity during the effective term of this Power of Attorney:

The WFOE or any person(s) nominated by the WFOE (the “Agent”) is hereby authorized as my sole agent and attorney-in-fact to act on behalf of me at his, her or its own will regarding all matters in connection with My Equity, including but not limited to (1) to propose convention of shareholders’ meetings pursuant to the articles of association of the Company, and to execute and deliver any written resolutions in the name and on behalf of me; (2) to vote, personally or by sending a representative(s), regarding any matters discussed by the shareholders’ meetings, including but not limited to, sales, transfer, mortgage pledge, hypothecation or otherwise disposal of any or all of the assets of the Company; (3) to sell, transfer, pledge, hypothecate or otherwise dispose any or all of the equity in the Company; (4) if necessary, to nominate, appoint or remove from office any of the director(s) or supervisor(s) of the Company; (5) to supervise the operating performance of the Company; (6) to lawfully consult the resolutions and records of the shareholders’ meetings and the BOD meetings, and financial accounting statements and financial information of the Company from time to time; (7) when any interest of the Company or its shareholders is harmed by any acts or omissions of any directors or senior executives of the Company, to institute a lawsuit of the Existing Shareholders or take any other legal action against such directors or senior executives; (8) to approve the annual budget or declare dividends, and to exercise the rights to dividends, the rights to obtain remaining property after the liquidation of the Company, and other rights to, in or of operations of the Company, owned by me as one of the shareholders of the Company under the laws and regulations and the articles of association of the Company; (9) upon any liquidation or dissolution of the Company, to compose the liquidation group subject to the provisions of laws and the articles of association of the Company and legally exercise the powers owned by the liquidation group during the liquidation period, including but not limited to administrating assets of the Company; (10) to submit any documents on behalf that are needed to be submitted by me as one of the shareholders of the Company to the competent governmental authorities; and (11) Any other rights or powers conferred to me as one of the shareholders of the Company under the articles of association of the Company or applicable laws and regulations.

Without limiting the generality of the powers granted under this Power of Attorney, the Agent shall have the rights, powers and authority under this Power of Attorney to authorize a representative(s) to execute on behalf of me the transfer agreement(s) (when I am required to be a party thereto) described in the Exclusive Call Option Agreement and to perform the terms of the Equity Interest Pledge Agreement and the Exclusive Call Option Agreement which are executed on the same day of this Power of Attorney and to which I am a party.

Within the effective term of this Power of Attorney and subject to any restrictions imposed by PRC laws, I undertake that after I obtain any dividends, interests or capital allocations in any form, due to the equity of the Company they hold, remaining assets after liquidation, or revenue or consideration arising out of equity transfer, I will gift to the WFOE or any entity nominated by the WFOE free of charge or compensation all of such dividends, interests, capital allocations, remaining assets after liquidation, revenue and consideration.

Any and all acts committed by the Agent in connection with My Equity shall be deemed to be my own acts, and any and all documents executed by the Agent in connection therewith shall be deemed to be executed by myself. The Agent, upon committing the foregoing acts, may act per its own will, without firstly obtaining my consent, and I hereby recognize and approve such the Agent’s such acts and/or documents. I hereby confirm that under any circumstance, the Agent shall not be required to bear any liability, or make any economic compensation, in connection with its exercise of my equity above. And I agree to compensate and hold harmless the WFOE against any and all losses suffered by or that may be suffered by the WFOE arising out of or in connection with its appointment of the Agent, including but not limited to any losses resulting from any proceedings, recovery, arbitrations or claims instituted by any third party or from any administrative investigation or punishment by any governmental authority.

Proxy Agreement and Power of Attorney

The WFOE shall have the right to re-authorize, or assign to, any other persons with its rights related to the foregoing matters, without firstly notifying me or obtaining my consent.

Under the premises that I am one of the shareholder(s) to the Company, this Power of Attorney shall be continuously effective as of the date of being executed and cannot be withdrawn, unless otherwise instructed by the WFOE. Once the WFOE notify me in writing to terminate part or all of this Power of Attorney, I will promptly withdraw all rights, powers granted to the WFOE herein, and will promptly execute a power of attorney with the format same with that of this Power of Attorney to grant to any other person(s) nominated by the WFOE the rights, powers same with the contents of this Power of Attorney.

During the effective term of this Power of Attorney, I hereby waive, and will not exercise on my own, any and all rights and powers related to My Equity that have been granted to the Agent under this Power of Attorney.

I will provide, and will procure the Company to provide, sufficient assistance regarding the exercise by the Agent of My Equity above, including, if necessary (for example, to satisfy the requirements of governmental authorities for examination, submission and filing documents), timely execution of the shareholders’ meetings of the Company, or other legal documents, made by the Agent, and procuring the Agent to have the right to access any all information related to the Company’s operations, business, customers, finance, employees, et cetera and to consult the Company’s relevant materials, et cetera.

In case at any time during the effective term of this Power of Attorney, the granting or exercise of My Equity above cannot be realize for any reason other than my default on any provisions of this Power of Attorney, the Parties shall promptly seek the substitute solutions closest to those provisions that cannot be realized and if necessary, execute an amendment(s) to modify or adjust the terms of this Power of Attorney, so as to ensure continuous realization of the purposes of this Power of Attorney.

This Power of Attorney shall be retroactive to March 28, 2019. This Power of Attorney shall supersede any and all undertakings, memorandums of understandings, agreements and/or other documents regarding the subject matters under this Power of Attorney.

[The following is the signature page(s)]

Proxy Agreement and Power of Attorney

Name: Dongwei Xiao

By:	/s/ Dongwei Xiao

August 31, 2020

Witnessed By:  /s/ Jinyang Hu

Name: Jinyang Hu

August 31, 2020

Proxy Agreement and Power of Attorney

Power of Attorney

I, Bolei Yao, a citizen of the People’s Republic of China (“PRC”) with the ID Card number being [***], holding 20% of all the registered capital of Beijing Xiaofeng Online Technology Co., Ltd. (the “Company”) (“My Equity”) which corresponds RMB 200,000 of the registered capital of the Company, hereby irrevocably authorize Shanghai Yiqi Zuoye Information Technology Co., Ltd. (the “WFOE”) to exercise the following rights and powers regarding My Equity during the effective term of this Power of Attorney:

The WFOE or any person(s) nominated by the WFOE (the “Agent”) is hereby authorized as my sole agent and attorney-in-fact to act on behalf of me at his, her or its own will regarding all matters in connection with My Equity, including but not limited to (1) to propose convention of shareholders’ meetings pursuant to the articles of association of the Company, and to execute and deliver any written resolutions in the name and on behalf of me; (2) to vote, personally or by sending a representative(s), regarding any matters discussed by the shareholders’ meetings, including but not limited to, sales, transfer, mortgage pledge, hypothecation or otherwise disposal of any or all of the assets of the Company; (3) to sell, transfer, pledge, hypothecate or otherwise dispose any or all of the equity in the Company; (4) if necessary, to nominate, appoint or remove from office any of the director(s) or supervisor(s) of the Company; (5) to supervise the operating performance of the Company; (6) to lawfully consult the resolutions and records of the shareholders’ meetings and the BOD meetings, and financial accounting statements and financial information of the Company from time to time; (7) when any interest of the Company or its shareholders is harmed by any acts or omissions of any directors or senior executives of the Company, to institute a lawsuit of the Existing Shareholders or take any other legal action against such directors or senior executives; (8) to approve the annual budget or declare dividends, and to exercise the rights to dividends, the rights to obtain remaining property after the liquidation of the Company, and other rights to, in or of operations of the Company, owned by me as one of the shareholders of the Company under the laws and regulations and the articles of association of the Company; (9) upon any liquidation or dissolution of the Company, to compose the liquidation group subject to the provisions of laws and the articles of association of the Company and legally exercise the powers owned by the liquidation group during the liquidation period, including but not limited to administrating assets of the Company; (10) to submit any documents on behalf that are needed to be submitted by me as one of the shareholders of the Company to the competent governmental authorities; and (11) Any other rights or powers conferred to me as one of the shareholders of the Company under the articles of association of the Company or applicable laws and regulations.

Without limiting the generality of the powers granted under this Power of Attorney, the Agent shall have the rights, powers and authority under this Power of Attorney to authorize a representative(s) to execute on behalf of me the transfer agreement(s) (when I am required to be a party thereto) described in the Exclusive Call Option Agreement and to perform the terms of the Equity Interest Pledge Agreement and the Exclusive Call Option Agreement which are executed on the same day of this Power of Attorney and to which I am a party.

Within the effective term of this Power of Attorney and subject to any restrictions imposed by PRC laws, I undertake that after I obtain any dividends, interests or capital allocations in any form, due to the equity of the Company they hold, remaining assets after liquidation, or revenue or consideration arising out of equity transfer, I will gift to the WFOE or any entity nominated by the WFOE free of charge or compensation all of such dividends, interests, capital allocations, remaining assets after liquidation, revenue and consideration.

Any and all acts committed by the Agent in connection with My Equity shall be deemed to be my own acts, and any and all documents executed by the Agent in connection therewith shall be deemed to be executed by myself. The Agent, upon committing the foregoing acts, may act per its own intent, without firstly obtaining my consent, and I hereby recognize and approve such the Agent’s such acts and/or documents. I hereby confirm that under any circumstance, the Agent shall not be required to bear any liability, or make any economic compensation, in connection with its exercise of my equity above. And I agree to compensate and hold harmless the WFOE against any and all losses suffered by or that may be suffered by the WFOE arising out of or in connection with its appointment of the Agent, including but not limited to any losses resulting from any proceedings, recovery, arbitrations or claims instituted by any third party or from any administrative investigation or punishment by any governmental authority.

Proxy Agreement and Power of Attorney

The WFOE shall have the right to re-authorize, or assign to, any other persons with its rights related to the foregoing matters, without firstly notifying me or obtaining my consent.

Under the premises that I am one of the shareholder(s) to the Company, this Power of Attorney shall be continuously effective as of the date of being executed and cannot be withdrawn, unless otherwise instructed by the WFOE. Once the WFOE notify me in writing to terminate part or all of this Power of Attorney, I will promptly withdraw all rights, powers granted to the WFOE herein, and will promptly execute a power of attorney with the format same with that of this Power of Attorney to grant to any other person(s) nominated by the WFOE the rights, powers same with the contents of this Power of Attorney.

During the effective term of this Power of Attorney, I hereby waive, and will not exercise on my own, any and all rights and powers related to My Equity that have been granted to the Agent under this Power of Attorney.

I will provide, and will procure the Company to provide, sufficient assistance regarding the exercise by the Agent of My Equity above, including, if necessary (for example, to satisfy the requirements of governmental authorities for examination, submission and filing documents), timely execution of the shareholders’ meetings of the Company, or other legal documents, made by the Agent, and procuring the Agent to have the right to access any all information related to the Company’s operations, business, customers, finance, employees, et cetera and to consult the Company’s relevant materials, et cetera.

In case at any time during the effective term of this Power of Attorney, the granting or exercise of My Equity above cannot be realized for any reason other than my default on any provisions of this Power of Attorney, the Parties shall promptly seek the substitute solutions closest to those provisions that cannot be realized and if necessary, execute an amendment(s) to modify or adjust the terms of this Power of Attorney, so as to ensure continuous realization of the purposes of this Power of Attorney.

This Power of Attorney shall be retroactive to March 28, 2019. This Power of Attorney shall supersede any and all undertakings, memorandums of understandings, agreements and/or other documents regarding the subject matters under this Power of Attorney.

[The following is the signature page(s)]

Proxy Agreement and Power of Attorney

Name: Bolei Yao

By:	/s/ Bolei Yao

August 31, 2020

Witnessed By:  /s/ Jinyang Hu

Name: Jinyang Hu

August 31, 2020